SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: OCTOBER 12, 1998

                            ABLE TELCOM HOLDING CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            FLORIDA                    0-21986                   65-0013218
(STATE OR OTHER JURISDICTION OF      (COMMISSION               (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)         FILE NO.)             IDENTIFICATION NO.)

         1601 FORUM PLACE
            SUITE 1110
     WEST PALM BEACH, FLORIDA                                      33401
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

                                 (561) 688-0400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On October 12, 1998, the management of Able Telcom Holding Corp. (the "Company") engaged Arthur Andersen LLP to audit the consolidated financial statements of Able Telcom Holding Corp. and Subsidiaries as of and for the year ending October 31, 1998.


During the two most recent fiscal years ended October 31, 1997 and during the subsequent interim period prior to engaging Arthur Andersen LLP, neither the Company nor someone on the Company's behalf consulted with Arthur Andersen LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements. Previously, however, Arthur Andersen LLP was the independent auditors for MFS Network Technologies, Inc. and Patton Management Corporation, both of which were acquired by the Company during the current fiscal year.

The predecessor auditor informed the Company of the existence of the following reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K:

          In their Report to the Audit Committee for the year ended October
          31, 1997, Ernst & Young LLP advised the Company as to the existence of reportable conditions in the Company's system of internal controls. These reportable conditions related to (i) the lack of segregation duties over the cash disbursements function, (ii) the failure to provide adequate documentation to support the business purpose of certain significant transactions with related parties, and (iii) the lack of monitoring controls over operations of its foreign subsidiaries.

Arthur Andersen LLP personnel consulted with Company management and the predecessor auditor regarding the nature and scope of the reportable conditions described above. Company management has asserted to Arthur Andersen LLP that such reportable conditions either have already been corrected or will be corrected pursuant to a detailed plan. Arthur Andersen LLP intends, as part of its ongoing audit responsibilities, to verify the assertions made by Company management and to assess the impact on the Company's internal controls.

The Company did not consult with the predecessor auditor regarding its discussions with Arthur Andersen LLP with respect to the reportable conditions described above in connection with the engagement of Arthur Andersen LLP.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ABLE TELCOM HOLDING CORP.
                                                  (REGISTRANT)



October 15, 1998                                  /S/ MARK A. SHAIN
                                                  -----------------
                                                  Mark A. Shain
                                                  Chief Financial Officer